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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 6, 1999



                          WEBSTER FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


            DELAWARE                      0-15213              06-1187536
            --------                      -------              ----------
  (State or other jurisdiction          (Commission           (IRS Employer
        of incorporation)              File Number)        Identification No.)



                   WEBSTER PLAZA, WATERBURY, CONNECTICUT 06702
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                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (203) 753-2921
                                                            --------------


                                 NOT APPLICABLE
             ------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     Webster Financial Corporation ("Webster") received an approval dated April 6, 1999 from its primary regulator, the Office of Thrift Supervision, to acquire Maritime Bank & Trust Company ("Maritime") on a stock for stock basis in a tax-free exchange. Shareholders of Maritime will receive 1.091 shares of Webster common stock for each share of Maritime common stock. Maritime shareholders will vote on the proposed acquisition at a shareholder meeting scheduled for April 20, 1999.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      WEBSTER FINANCIAL CORPORATION
                                      (Registrant)



                                       /s/ John V. Brennan
                                       ---------------------------------
                                       John V. Brennan
                                       Executive Vice President,
                                          Chief Financial Officer and Treasurer





Date: April 8, 1999